                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Randall  H.  Pierce,  Chief  Financial  Officer  of Lone Star
Steakhouse & Saloon, Inc., a Delaware  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Report on Form 10-K/A for the period ended  December 30, 2003 of the Company
(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                                      /s/ Randall H. Pierce
                                                     ---------------------------
                                                     Randall H. Pierce
                                                     Chief Financial Officer
                                                     April 28, 2004